Semiannual Report

                                   NEW
                                   HORIZONS
                                   FUND
                                   -------------
                                   June 30, 1999
                                   -------------

[GRAPHIC APPEARS HERE]

T. ROWE PRICE

REPORT HIGHLIGHTS
--------------------
New Horizons Fund

 .   The bull market continued in early 1999, with market participation broadening.

 .   The New Horizons Fund bounced back from earlier weakness, but trailed its benchmarks for the six-month period.

 .   Technology stocks were among the fund's top performers, but we remain wary of speculation among Internet stocks.

 .   Holdings in consumer and technology sectors grew, while we sharply reduced our health care services position.

 .   Valuations among small-caps remain compelling, but relative earnings strength may be more influential in determining the duration of the small-cap rally.

FELLOW SHAREHOLDERS

The bull market in U.S. stocks continued unabated in the first half of 1999, driven by a surprisingly strong domestic economy and healthy corporate profit reports. Large-cap stocks continued to lead the market as the S&P 500 Stock Index posted a strong gain of 12.38%. Secondary stocks, as represented by the Russell 2000 Index, posted respectable gains but trailed the strong advance of the S&P 500. While small-company stocks have now lagged for most of the last five years, we were encouraged to see a broadening of market gains and better relative performance by secondary stocks in the April-to-June period. We are hopeful that this trend can be sustained.


     ------------------------
      PERFORMANCE COMPARISON
     ---------------------------------------------------------------
      Periods Ended 6/30/99              6 Months         12 Months
     ---------------------------------------------------------------
      New Horizons Fund                   7.46%             5.81%
      Russell 2000 Growth Index          12.82              8.30
      Russell 2000 Index                  9.28              1.50
      Lipper Small Cap Fund Index         9.43              1.92
      S&P 500                            12.38             22.76


Your fund rose 7.46% in the first half, trailing the returns of the Russell 2000 Growth Index, our primary benchmark, as well as the Russell 2000 Index and the Lipper Small Cap Fund Index. For the past one-year period, the fund outperformed the Russell 2000 Index and the Lipper Small Cap Fund Index but trailed the Russell 2000 Growth Index. This year's underperformance comes principally from our reluctance to speculate in Internet stocks, which have accounted for a disproportionate part of the gains in the Russell small-stock indices. We own a number of Internet-related issues but are underweighted relative to these benchmarks and remain skeptical of the frenzied activity and sky-high valuation of most Internet issues.

MARKET ENVIRONMENT

The economic backdrop for the stock market remained remarkably strong in the first half of 1999. The domestic economy is now in its ninth consecutive year of growth, a record period of economic expansion. A robust consumer sector is spearheading GDP growth, which actually accelerated in the first half from last year's already strong level. Record high employment and the bull market have led to a surge in consumer confidence and strong consumer spending. Also, buoyed by consumers, the corporate sector has been healthy. Productivity gains, led by technology advances, have helped to drive record corporate profits. Even overseas economies, which had pockets of weakness in areas such as Asia, Latin America, and Eastern Europe, showed signs of recovery.

Inflation remained remarkably low again in the first half, but the pickup in economic growth, tight labor markets, and a rise in the price of oil were potentially worrisome. The Federal Reserve took note of the strengthening economy and raised the federal funds target rate to prevent overheating. Both short- and long-term interest rates rose, with long-term rates back in the area of 6% by midyear, up about one percentage point from year-end 1998 levels.

Stock prices climbed despite the backup in interest rates. Market leadership in early 1999 remained in a narrow group of large-cap, blue chip companies, and small-company stocks actually declined while the S&P 500 advanced. The valuation gap between the market-leading

----------------------------------------
INFORMATION ON YEAR-END DISTRIBUTIONS
-----------------------------------------------------------------------------
To help you with tax planning, we try to give you a good idea of the per-share income and capital gain amounts our funds may distribute near year-end. In late October, we will provide estimates of these amounts, which will be paid on December 16, 1999, to shareholders of record on December 14. These preliminary numbers will be included in The Price Report mailing to shareholders in late October and will also be available on our Web site--www.troweprice.com.

We hope that these preliminary numbers will be useful to you in approximating the income and capital gains taxes you may pay on distributions to taxable accounts. If your fund distributed any capital gains earlier in 1999, you can find the amounts on your statements and should include them in your tax planning calculations. Please keep in mind that the numbers are not final and are likely to be revised before the December 14 declaration and record date. As the fall progresses, you may want to check our Web site for revisions.

If you would like information on tax matters relating to mutual funds, please visit our Web site to download our Insights report, Tax Information for Mutual Fund Investors, or call 1-800-225-5132 to request a copy.

blue chips and the rest of the stock market reached record levels at the end of the first quarter. Small stocks turned around in the second quarter, however, posting double-digit returns and outperforming large-caps for the first time in seven quarters.

-------------------------
SMALL-CAP STOCK RETURNS
--------------------------------------------------------------
Period Ended 6/30/99              6 Months         12 Months
--------------------------------------------------------------

Russell 2000 Index                   9.28%             1.50%
Russell 2000 Growth Index           12.82              8.30
Russell 2000 Value Index             5.26             -5.72


Small-cap growth stocks, led by technology and Internet issues, outpaced small-cap value stocks in the 6- and 12-month periods, as shown in the accompanying table. The impact of the Internet sector on these returns is worth examining further. Internet stocks had a disproportionate effect on the recent returns of the Russell 2000 and Russell 2000 Growth Indices. Prudential Securities reported that, by midyear, Internet stocks composed 7% to 8% of the Russell 2000 and 13% to 14% of the Russell 2000 Growth Index in terms of market value. These stocks accounted for close to 40% of the Russell 2000's first half return and over 50% of the Russell 2000 Growth's performance. As a group, Internet stocks almost doubled in price in the first half and have risen 400% to 500% from their October lows.

PORTFOLIO REVIEW

As was the case in the second half of 1998, technology stocks were the fund's standout performers in the first half. Technology issues were the top-five contributors to fund performance for the past six months and eight out of the top-10 contributors for the past 12 months. PSINet, an Internet-service provider to businesses, is the fund's largest Internet play. The stock doubled in price in the first half -- it more than tripled over the last 12 months -- and was the fund's top contributor. Adobe Systems, our largest holding, rose 75% in the first half and was a top contributor for both the past six and 12 months. Our large weighting in semiconductor stocks also worked well. Xilinx, Analog Devices, Maxim Integrated Products, and Applied Micro Circuits each rose over 50% in the first half, more than doubled in the past year, and were among the fund's best performers for both periods.

Outside of technology, top contributors included restaurant chain Outback Steakhouse, wireless services company Omnipoint, and supermarket coupon dispenser Catalina Marketing. Energy stocks were strong due to surging oil prices in the first half, and energy-service provider BJ Services was also a top performer.

Weaker areas included health care services and many business services stocks. Nursing home pharmacy suppliers Omnicare and NCS Healthcare fell over 50% in the first half in response to changed Medicare reimbursement policies in nursing homes. Total Renal Care Holdings, an operator of kidney dialysis centers, fell close to 50% as it struggled to integrate a large 1998 acquisition and faced a government investigation of a small lab business it operates. Among business services holdings, supplemental staffing companies including Romac International, SPR, and Staffmark were weak as were distribution companies MSC, Wilmar Industries, and Henry Schein. We continue to believe that business services is an attractive sector longer term, with significant growth opportunities for small companies.

We made several modest portfolio shifts over the last six months as noted in the accompanying table. Weightings in the consumer sector rose from 15% to 18%, reflecting additions to the retailer and restaurant areas. New holdings included O'Reilly Automotive, Tweeter Home Entertainment, and Papa John's. The technology weighting rose from 20% to 23% mostly due to strong performance from existing holdings, but new positions included software maker Citrix Systems and Internet/e-commerce companies WebTrends and NetGravity. The largest decline was in the health care sector, which fell from 17% to 12% of the portfolio. We sharply reduced health care services holdings including the elimination of Concentra Managed Care, Quorum Health Group, and IDX Systems.

----------------------
SECTOR DIVERSIFICATION
-------------------------------------------------------------------
                      6/30/98        12/31/98           6/30/99
-------------------------------------------------------------------
  Financial                4%              4%                4%
  Health Care             16              17                12
  Consumer                16              15                18
  Technology              20              20                23
  Business Services       36              37                36
  Energy                   3               1                 3
  Industrial               3               2                 2
  Reserves                 2               4                 2
--------------------------------------------------------------------
  Total                  100%            100%              100%

OUTLOOK

The economic backdrop for the stock market remains positive. Domestic economic growth is robust as we enter the second half of the year, and worldwide economic activity is showing signs of improvement. Corporate profits are even stronger than originally forecast. Inflation and interest rates remain relatively low although the trends appear to be upward, which is not surprising given the strong economic environment. Reflecting these generally positive influences, stock market valuations are at or near record levels and investor confidence is high. We remain worried by the lofty valuations of the small group of market-leading blue chips and by the continued speculation in the Internet sector.

While we were disappointed by the underperformance of small-caps in the first half and over the past several years, we were encouraged by the broadening of the market and the improved performance of secondary stocks in the second quarter. The relative valuations of small stocks in general and our portfolio in particular remain compelling. The charts on the next page display first the historical average price-to-earnings ratio of New Horizons, then the fund's P/E relative to the average P/E of the S&P 500. The fund's current relative P/E is
0.90 -- up from the March low, but still lower than in any other year in the fund's 39-year history. Investors still appear enamored with the market-leading blue chips. For the shift in interest to smaller-caps to continue, small companies need to deliver stronger relative earnings gains than has been the case over the past several years. Small-company performance cycles tend to be quite long, often three to seven years. They have now underperformed for over five years. We remain optimistic that if our portfolio of emerging growth companies can meet our earnings expectations, shareholders will see improved relative performance in the years ahead.


Respectfully submitted,

/s/ John H. Laporte

John H. Laporte
President and Chairman of the Investment Advisory Committee

July 28, 1999

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------
---------------------------
NEW HORIZONS FUND P/E RATIO
------------------   -----------------   ---------------   ------------------
  Jun-64      20.6    Jun-74      12.5    Jun-84    13.9     Jun-94      18.2
              20.1                 8.7              13.5                 18.9
              22.0                 8.7              12.4                 18.2
              19.9                13.7              14.5                 18.9
  Jun-65      17.5    Jun-75      15.3    Jun-85    15.0     Jun-95      20.4
              21.1                11.7              14.0                 22.8
              24.6                11.5              16.1                 23.6
              20.4                12.4              17.3                 24.1
  Jun-66      21.4    Jun-76      10.7    Jun-86    17.5     Jun-96      26.2
              20.7                10.1              14.6    3/31/97      21.4
              23.6                10.4              14.5    6/30/97      23.1
              30.9                 9.0              18.3                 27.2
  Jun-67      32.4    Jun-77       8.7    Jun-87    17.9                 23.6
              36.4                 8.6              18.2    3/31/98      24.7
              31.9                 8.8              12.5    6/30/98      24.4
              29.2                 8.6              13.9                 20.6
  Jun-68      37.1    Jun-78       9.5    Jun-88    14.7                 23.5
              32.8                10.7              12.8     Mar-99      20.7
              33.5                 8.9              12.5     Jun-99      24.4
              30.1                 9.6              13.0
  Jun-69      31.4    Jun-79       9.0    Jun-89    13.8
              28.6                 9.8              14.5
              28.6                10.7              14.3
              25.0                 9.3              13.4
  Jun-70      17.7    Jun-80      10.4    Jun-90    15.0
              20.4                14.2              12.0
              22.2                16.5              13.6
              29.7                15.7              18.3
  Jun-71      28.0    Jun-81      14.9    Jun-91    17.1
              27.7                11.3              17.8
              28.6                11.5              19.8
              33.5                10.4              19.4
  Jun-72      33.5    Jun-82      10.8    Jun-92    16.8
              29.7                13.1              17.0
              29.2                16.8              19.8
              22.6                19.4              19.0
  Jun-73      17.9    Jun-83      21.5    Jun-93    19.7
              21.7                19.3              20.9
              16.8                17.3              21.5
              15.7                14.4              20.0

----------------------------------------------
NEW HORIZONS FUND P/E RELATIVE TO THE S&P 500
------------------   -----------------   ---------------   ------------------
  Jun-64      1.14    Jun-74      1.19    Jun-84    1.62       Jun-94    1.26
              1.09                1.13              1.52                 1.29
              1.18                1.04              1.35                 1.37
              1.20                1.25              1.42                 1.32
  Jun-65      1.08    Jun-75      1.29    Jun-85    1.35       Jun-95    1.34
              1.22                1.16              1.27                 1.44
              1.47                1.17              1.30                 1.49
              1.27                1.14              1.26                 1.48
  Jun-66      1.40    Jun-76      1.03    Jun-86    1.15       Jun-96    1.58
              1.50                1.04              1.05                 1.23
              1.56                1.07              1.02      6/30/97    1.17
              1.83                0.94              1.10                 1.33
  Jun-67      1.91    Jun-77      1.02    Jun-87    1.13                 1.16
              2.01                1.05              1.14                 1.09
              1.91                1.11              1.01      6/30/98    1.04
              1.86                1.18              1.09                 0.96
  Jun-68      2.14    Jun-78      1.22    Jun-88    1.20     12/31/98    0.92
              1.84                1.29              1.12       Mar-99    0.78
              1.86                1.17              1.14       Jun-99    0.90
              1.71                1.28              1.12
  Jun-69      1.86    Jun-79      1.18    Jun-89    1.12
              1.64                1.20              1.08
              1.57                1.32              1.01
              1.43                1.37              0.99
  Jun-70      1.27    Jun-80      1.28    Jun-90    1.05
              1.28                1.63              0.96
              1.31                1.88              1.01
              1.62                1.89              1.20
  Jun-71      1.63    Jun-81      1.94    Jun-91    1.17
              1.63                1.66              1.15
              1.80                1.53              1.19
              1.99                1.53              1.23
  Jun-72      2.11    Jun-82      1.54    Jun-92    1.06
              1.97                1.70              1.06
              1.90                1.89              1.20
              1.67                2.11              1.14
  Jun-73      1.46    Jun-83      2.17    Jun-93    1.20
              1.67                2.05              1.25
              1.47                1.86              1.34
              1.39                 1.6              1.32

Note: The fund's P/E ratio is an average, unweighted number based on 12-month forward earnings per share as estimated by the Fund's investment manager at each quarter-end.

T. ROWE PRICE NEW HORIZONS FUND
-------------------------------------------------------------------------------

----------------------
 PORTFOLIO HIGHLIGHTS
----------------------

  TWENTY-FIVE LARGEST HOLDINGS
                                                                    Percent of
                                                                    Net Assets
                                                                       6/30/99
--------------------------------------------------------------------------------
  Adobe Systems                                                            2.0%
  Xilinx                                                                   1.7
  Maxim Integrated Products                                                1.6
  Synopsys                                                                 1.6
  Analog Devices                                                           1.6
--------------------------------------------------------------------------------
  Outback Steakhouse                                                       1.5
  Catalina Marketing                                                       1.5
  Outdoor Systems                                                          1.4
  Affiliated Computer Services                                             1.3
  BISYSGroup                                                               1.2
--------------------------------------------------------------------------------
  PSINet                                                                   1.1
  Henry Schein                                                             1.1
  Sylvan Learning Systems                                                  1.1
  Coach USA                                                                1.0
  Altera                                                                   1.0
--------------------------------------------------------------------------------
  U.S. Foodservice                                                         1.0
  SunGard Data Systems                                                     1.0
  Radian Group                                                             1.0
  Burr Brown                                                               0.9
  BJServices                                                               0.9
--------------------------------------------------------------------------------
  Electronics for Imaging                                                  0.9
  National Data                                                            0.8
  Orthodontic Centers of America                                           0.8
  Sonic                                                                    0.8
  Linear Technology                                                        0.8
--------------------------------------------------------------------------------
  Total                                                                   29.6%

  Note: Table excludes reserves

T. ROWE PRICE NEW HORIZONS FUND
-------------------------------------------------------------------------------

---------------------
 PORTFOLIO HIGHLIGHTS
-------------------------------------------------------------------------------

  CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

  6 Months Ended 6/30/99


Ten Best Contributors                          Ten Worst Contributors
----------------------------------------------------------------------------------------
PSINet                           23(cents)     Network Associates **           -23(cents)
Adobe Systems                    21            Omnicare                         16
Xilinx                           18            Romac International              11
Analog Devices                   15            Total Renal Care Holdings        11
Maxim Integrated Products        15            PathoGenesis **                  10
Outback Steakhouse               13            Boron Lepore & Associates         9
Applied Micro Circuits           10            IDXSystems **                     8
BJServices                       10            SPR                               8
Omnipoint                        10            NCSHealthCare                     8
Catalina Marketing                9            Service Corp. International **    8
------------------------------------------     ------------------------------------------
Total                           144(cents)     Total                          -112(cents)

  12 Months Ended 6/30/99

  Ten Best Contributors                        Ten Worst Contributors
----------------------------------------------------------------------------------------
Xilinx                           31(cents)     Omnicare                        -18(cents)
PSINet                           27            Romac International              16
Adobe Systems *                  24            Quorum Health Group **           15
Maxim Integrated Products        23            Total Renal Care Holdings        14
Analog Devices                   20            CBT                              13
Altera                           17            Network Associates **            12
Biogen                           16            MSC                              11
Catalina Marketing               16            Paging Network **                11
Applied Micro Circuits           14            Premisys Communications          10
Electronics for Imaging          14            NCSHealthCare                    10
------------------------------------------     ------------------------------------------
Total                           202(cents)     Total                          -130(cents)

 *  Position added
**  Position eliminated

  T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------

------------------------
 PERFORMANCE COMPARISON
------------------------

  This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

  NEW HORIZONS FUND

                           [LINE GRAPH APPEARS HERE]


                  Russell           Lipper
                2000 Growth        Small Cap        New Horizons
  Date             Fund            Fund Index       Fund
  --------      ------------      ------------     --------------
  6/30/89           10000            10000          10000
  6/30/90           10873            11324          11681
  6/30/91           10935            11764          12059
  6/30/92           11859            13483          13081
  6/30/93           14285            17066          17016
  6/30/94           14407            17571          18079
  6/30/95           18134            22126          24932
  6/30/96           22938            28670          35265
  6/30/97           23994            31891          36982
  6/30/98           27160            37481          43306
  6/30/99           29413            39092          45823

-------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
-------------------------------------------------------------------------------

  This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

  Periods Ended 6/30/99      1 Year    3 Years      5 Years     10 Years
-------------------------------------------------------------------------------
  New Horizons Fund           5.81%      9.12%       20.44%       16.44%

  Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------
Unaudited

----------------------
 FINANCIAL HIGHLIGHTS            For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                          6 Months       Year
                                             Ended      Ended
                                           6/30/99   12/31/98   12/31/97   12/31/96   12/31/95    12/31/94
  NET ASSET VALUE
  Beginning of period                     $  23.34   $  23.30   $  21.77   $  20.50   $  14.76   $  16.16
                                          -----------------------------------------------------------------
  Investment activities
   Net investment income                     (0.08)     (0.15)     (0.12)     (0.08)     (0.04)     (0.07)
   Net realized and
   unrealized gain (loss)                     1.82       1.46       2.23       3.54       8.19       0.10
                                          -----------------------------------------------------------------
   Total from
   investment activities                      1.74       1.31       2.11       3.46       8.15       0.03
                                          -----------------------------------------------------------------
  Distributions
   Net realized gain                            --      (1.27)     (0.58)     (2.19)     (2.41)     (1.43)
                                          -----------------------------------------------------------------
  NET ASSET VALUE
  End of period                           $  25.08   $  23.34   $  23.30   $  21.77   $  20.50    $ 14.76
                                          -----------------------------------------------------------------

  Ratios/Supplemental Data
  Total return*                               7.46%      6.25%      9.77%     17.03%     55.44%      0.30%
                                          -----------------------------------------------------------------
  Ratio of total expenses to
  average net assets                          0.92%+     0.89%      0.88%      0.90%      0.90%      0.93%
                                          -----------------------------------------------------------------
  Ratio of net investment
  income to average net assets              (0.70)%+   (0.65)%    (0.57)%    (0.41)%    (0.23)%    (0.50)%
                                          -----------------------------------------------------------------
  Portfolio turnover rate                     47.4%+     41.2%      45.2%      41.4%      55.9%      44.3%
                                          -----------------------------------------------------------------
  Net assets, end of period
  (in millions)                           $  5,065   $  5,228   $  5,104   $  4,363   $  2,855   $  1,648
                                          -----------------------------------------------------------------

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+ Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW HORIZONS FUND
---------------------------------------------------------------------
Unaudited                                              June 30, 1999

--------------------------
 PORTFOLIO OF INVESTMENTS                    Shares            Value
---------------------------------------------------------------------
                                                        In thousands

COMMON STOCKS AND WARRANTS  97.5%

FINANCIAL  3.8%

Bank and Trust  0.2%
TeleBanc Financial *                         200,000  $      7,738
                                                       ------------
                                                             7,738
                                                       ------------
Insurance  1.9%
Mutual Risk Management                       900,000        30,038
Presidential Life                            977,200        19,086
Radian Group                               1,000,000        48,812
                                                       ------------
                                                            97,936
                                                       ------------
Financial Services  1.7%
Affiliated Managers Group *                  400,000        12,075
Financial Federal * +                        850,000        18,700
Investment Technology Group                  100,000         3,238
Jones Lang Lasalle *                       1,000,000        29,812
Legg Mason                                   600,000        23,100
                                                       ------------
                                                            86,925
                                                       ------------
Total Financial                                            192,599
                                                       ------------

HEALTH CARE  11.7%

Pharmaceuticals  0.8%
Alkermes *                                   773,200        17,784
King Pharmaceuticals *                        90,000         2,331
Magainin Pharmaceuticals,
  Warrants, 8/6/01 *++                       337,299             0
Noven Pharmaceuticals *                      500,000         3,023
PharmaPrint *                                441,900         2,196
Shire Pharmaceuticals ADR *                  445,300        11,522
United Therapeutics *                        300,000         3,619
                                                       ------------
                                                            40,475
                                                       ------------
Biotechnology  5.8%
Abegenix *                                   550,000        10,897
Alexion Pharmaceutical * +                   825,000         7,451
Anesta *                                     431,900         8,786
Biogen *                                     600,000        38,606
Cephalon *                                   265,000         4,555

T. ROWE PRICE NEW HORIZONS FUND
------------------------------------------------------------------

                                             Shares          Value
------------------------------------------------------------------
                                                      In thousands

COR Therapeutics *                           900,000  $     13,219
CV Therapeutics *                            250,000         1,391
Epix Medical * +                             700,000         3,894
Gilead Sciences *                            450,000        23,484
Guilford Pharmaceuticals *                   700,000         8,794
Human Genome Sciences *                      330,000        13,014
Incyte Pharmaceuticals *                     500,000        13,203
Inhale Therapeutic Systems * +               855,000        20,440
Intercardia *                                279,500         1,424
Invitrogen *                                 250,000         6,180
Ligand Pharmaceuticals *                     700,000         7,722
MedImmune *                                  263,100        17,866
Millennium Pharmaceuticals *                 370,000        13,308
Neurocrine Biosciences * +                 1,015,000         5,329
North American Vaccine *                     476,000         2,320
NPS Pharmaceuticals * +                    1,300,000         8,612
QLT Phototherapeutics *                      388,700        21,342
Serologicals * +                           1,450,000        11,872
Triangle Pharmaceuticals * +               1,517,900        27,227
Zonagen *                                    355,300         3,309
                                                           294,245
                                                       -----------
Medical Instruments and Devices  1.6%
Cytyc *                                      180,000         3,504
Mentor                                     1,000,000        18,750
Optical Coating Laboratory                   225,000        18,809
ResMed *                                     365,000        12,102
Sybron International *                     1,000,000        27,562
VI Technologies *                            330,000         1,650
                                                            82,377
                                                         ----------
Health Care Services  3.4%
AmeriPath *                                1,000,000         8,594
Boron Lepore & Associates * +              1,030,000         8,691
Mede America *                               350,000        13,223
NCS HealthCare *                             500,000         2,734
Omnicare                                   1,500,000        18,938
Omnicare, Warrants, 8/11/00 *                105,253             0
PhyCor *                                   1,395,000        10,332
ProMedCo *                                   762,600         2,931

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------

                                                         Shares           Value
--------------------------------------------------------------------------------
                                                                   In thousands

Renal Care Group *                                     1,500,000    $    38,766
Sunrise Assisted Living *                                250,000          8,703
Synetic *                                                112,700          7,752
Total Renal Care Holdings *                            2,175,000         33,848
US Oncology *                                          1,250,000         15,039
                                                                        169,551
                                                                    ------------
Pharmaceuticals and Biotechnology 0.1%
Coulter Pharmaceutical *                                 192,600          4,340
                                                                          4,340
                                                                    ------------
Total Health Care                                                       590,988
                                                                    ------------

CONSUMER  18.1%

Soft Goods Retailers  1.4%
Jo Ann Stores (Class B) *                                470,000          6,110
Jos. A. Bank Clothiers *                                 200,000          1,250
Pacific Sunwear *                                      1,380,000         33,681
Urban Outfitters * +                                   1,087,100         27,109
                                                                         68,150
                                                                    ------------
Hard Goods Retailers  4.2%
Casey's General Stores                                 1,500,000         22,453
Cost Plus *                                              200,000          9,088
CSK Auto *                                             1,000,000         27,000
Discount Auto Parts * +                                1,000,000         24,125
Duane Reade *                                            750,000         22,969
General Nutrition *                                      381,600          8,884
O'Reilly Automotive *                                    520,000         26,162
Office Depot *                                           600,000         13,237
Restoration Hardware *                                   600,000          7,988
Sonic Automotive *                                       750,000         10,312
TSC * +                                                  800,000         22,000
Tweeter Home Entertainment Group *                       375,000         14,648
Wild Oats Markets *                                      150,000          4,552
                                                                        213,418
                                                                    ------------
Consumer Nondurables  2.3%
American Italian Pasta *                                 500,000         15,187
Linens `n Things *                                       200,000          8,750
Natrol *                                                 600,000          4,613

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------

                                             Shares          Value
--------------------------------------------------------------------------------
                                                      In Thousands

Nautica Enterprises *                      1,500,000  $     25,266
Quicksilver *                              1,000,000        26,062
Rayovac *                                    500,000        11,344
St. John Knits                               300,000         8,775
Wesley Jessen VisionCare *                   500,000        16,078
                                                           116,075
                                                       ------------
Restaurants  3.1%
Outback Steakhouse *                       2,000,000        78,437
Papa Johns *                                 750,000        33,492
Schlotzsky's *                               230,000         2,501
Sonic * +                                  1,300,000        42,088
                                                           156,518
                                                        ------------
Food and Beverages  0.3%
United Natural Foods *                       700,000        17,369
                                                            17,369
                                                       ------------
Entertainment  2.1%
American Classic Voyages *                   550,000        13,097
Cinar Films (Class B) *                      213,700         5,276
Dover Downs Entertainment                    300,000         5,306
Imax *                                     1,000,000        22,625
SFX Entertainment (Class A) *                500,000        32,000
Speedway Motorsports *                       500,000        19,656
Travel Services International *              295,500         3,565
Vail Resorts *                               250,000         4,375
                                                           105,900
                                                       ------------
Consumer Services  4.7%
Ambassadors International * +                500,000         7,406
Apollo Group (Class A) *                   1,500,000        39,797
Avis Rent A Car *                          1,042,500        30,363
Caliber Learning Network *                   560,000         2,625
Devry *                                      300,000         6,713
Extended Stay America *                    2,000,000        24,000
ITT Educational Service *                  1,000,000        26,062
Learning Tree International *                727,200         7,976
Strayer Education +                          800,000        24,525
Sunterra *                                 1,000,000        13,938
Sylvan Learning Systems *                  2,000,000        54,375
                                                           237,780
                                                       ------------
Total Consumer                                             915,210
                                                       ------------

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------

                                              Shares                 Value
--------------------------------------------------------------------------------
                                                              In thousands

TECHNOLOGY  23.5%

Computer Software  8.5%
Adobe Systems                              1,250,000             $ 102,695
Avant *                                    1,000,000                12,594
BMC Software *                               500,000                26,984
Citrix Systems *                             700,000                39,441
Concur Technologies *                        175,000                 4,944
Great Plains Software *                      470,000                22,002
ISS Group *                                  400,000                15,075
National Instruments *                       500,000                20,125
Parametric Technology *                    2,000,000                27,813
Peerless Systems *                           500,000                 5,219
SalesLoggix *                                500,000                 7,469
Security Dynamics Technologies *             400,000                 8,450
Summit Design *                              700,000                 2,111
Synopsys *                                 1,500,000                82,734
Visio *                                    1,000,000                38,031
Wind River Systems *                       1,100,000                17,634
                                                                   433,321
                                                                -----------
Semiconductors and Components 10.9%
Altera *                                   1,400,000                51,494
Analog Devices *                           1,600,000                80,300
Applied Micro Circuits *                     250,000                20,766
Benchmark Electronics *                      300,000                10,781
Brooks Automation *                          100,000                 2,713
Burr Brown *                               1,300,000                48,019
Cognex *                                   1,050,000                33,108
Galileo Technology *                         400,000                18,150
Lattice Semiconductor *                      350,000                21,744
Linear Technology                            600,000                40,387
Maxim Integrated Products *                1,250,000                83,125
Methode Electronics (Class A)                600,000                13,725
Micrel *                                     250,000                18,531
Molex                                         97,656                 3,607
SIPEX * +                                  1,000,000                20,437
Xilinx *                                   1,500,000                85,922
                                                                   552,809
                                                                -----------

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------

                                                 Shares                  Value
--------------------------------------------------------------------------------
                                                                  In thousands

Networking and Telecom Equipment  0.3%
Latitude Communications *                       500,000              $   6,531
Premisys Communications *                     1,000,000                  7,250
                                                                        13,781
                                                                    -----------
Computer Hardware/Peripherals 0.9%
Electronics for Imaging *                       850,000                 43,509
                                                                        43,509
                                                                    -----------
E-Commerce 2.9%
@plan.inc * +                                   550,000                  8,181
Ask Jeeves *                                     25,000                    350
CareInsite *                                    255,000                 12,097
CYBERSOURCE *                                   300,000                  4,406
High Speed Access *                             225,000                  5,766
Netgravity *                                    500,000                 11,406
PSINet *                                      1,300,000                 56,794
Sterling Commerce *                             750,000                 27,375
WebTrends *                                     450,000                 20,742
                                                                       147,117
                                                                    -----------
Total Technology                                                     1,190,537
                                                                    -----------

BUSINESS SERVICES 35.4%

Telecom Services 2.5%
AT&T (Class B) *                                400,000                 25,562
Brightpoint *                                 1,500,000                  9,141
ICG Communications *                            500,000                 10,641
Intermedia Communications *                     350,000                 10,489
Metromedia International *                    1,000,000                  7,500
Millicom International Cellular *               400,000                 12,650
NTL *                                           266,666                 22,992
Omnipoint *                                   1,000,000                 28,906
                                                                       127,881
                                                                    -----------
Computer Services 7.0%
Acxiom *                                      1,300,000                 32,459
Affiliated Computer Services (Class A) *      1,350,000                 68,344
BISYS Group *                                 1,000,000                 58,531
DA Consulting Group *                           235,000                  1,425
Informatica *                                   200,000                  7,138
Inspire Insurance Solutions *                   750,000                 10,852
National Data                                 1,000,000                 42,750

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------

                                            Shares                   Value
--------------------------------------------------------------------------------
                                                              In thousands

NOVA *                                   1,350,000               $  33,750
Paychex                                  1,000,000                  31,812
Saville Systems ADR *                    1,000,000                  14,531
SunGard Data Systems                     1,478,700                  51,015
                                                                   352,607
                                                                -----------
Distribution 5.8%
Aviation Sales *                           500,000                  19,750
Barnett *                                  600,000                   4,556
Central Garden & Pet *                     500,000                   5,141
Daisytek International * +               1,000,000                  16,250
Henry Schein *                           1,750,000                  55,508
InaCom *                                 1,000,000                  12,625
MSC *                                    1,750,000                  17,937
Richfood Holdings                          500,000                   8,813
Strategic Distribution * +               1,761,000                   4,237
Tech Data *                                500,000                  19,109
Tristar Aerospace * +                    1,000,000                   8,250
U.S. Foodservice *                       1,200,000                  51,150
United Stationers *                      1,000,000                  22,031
Watsco (Class A)                         2,000,000                  32,750
White Cap Industries *                     415,000                   4,941
Wilmar Industries * +                      900,000                  11,813
                                                                   294,861
                                                                -----------
Transportation 1.7%
Coach USA *                              1,250,000                  52,422
Eagle USA Air Freight *                    750,000                  31,758
                                                                    84,180
                                                                -----------
Media and Advertising 6.8%
ADVO *                                   1,155,000                  23,966
Catalina Marketing *                       835,000                  76,820
Clear Channel Communications *             499,999                  34,469
E4L *                                    1,000,000                   7,187
Emmis Broadcasting (Class A) *             385,000                  18,949
Entercom Communications *                  150,000                   6,412
Lamar Advertising *                        750,000                  30,680
Outdoor Systems *                        1,976,062                  72,126
Pegasus Communications *                   750,000                  29,555
Penton Media                               500,000                  12,125

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------

                                                  Shares                 Value
--------------------------------------------------------------------------------
                                                                  In thousands

Sinclair Broadcast Group (Class A) *           1,535,000             $  25,040
Young Broadcasting (Class A) *                   207,300                 8,817
                                                                       346,146
                                                                    -----------
Environmental 1.0%
Casella Waste Systems (Class A) * +              946,000                24,478
Catalytica *                                     250,000                 3,492
U.S. Liquids *                                   350,000                 7,306
Waste Connections *                              417,500                12,734
                                                                        48,010
                                                                    -----------
Engineering and Construction 0.6%
Tetra Tech *                                   1,250,000                20,781
Toll Brothers *                                  500,000                10,719
                                                                        31,500
                                                                    -----------
Miscellaneous Business Services 10.0%
Billing Information Concepts *                   750,000                 8,367
Career Blazers *                                 200,000                 1,075
CBT Group ADR *                                  500,000                 8,219
Comfort Systems USA *                          1,750,000                31,500
Complete Busines Solutions *                     250,000                 4,469
Corporate Executive Board *                      300,000                10,678
EMS Technologies *                               335,400                 4,811
Global Imaging Systems * +                     1,000,000                18,312
Hagler Bailly * +                              1,250,000                12,891
Infousa (Class A) *                            1,057,600                 9,221
Infousa (Class B) *                              347,700                 2,934
IntelliQuest Information Group * +               750,000                 5,437
Iron Mountain *                                  450,000                12,881
Lason *                                          650,000                32,337
MemberWorks *                                    250,000                 7,305
META Group * +                                 1,125,000                17,367
Metamor Worldwide *                            1,600,000                38,400
Modis Professional Services *                  1,500,000                20,625
New England Business Service                     200,000                 6,175
NFO Worldwide * +                              2,000,000                28,000
Orthodontic Centers of America * +             3,000,000                42,375
Outsource International * +                      590,000                 2,268
Paxar *                                           90,700                   816
Prepaid Legal Services *                         500,000                13,594
ProBusiness Services *                           110,000                 3,939
Professional Staff ADR * +                       600,000                 3,938

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------

                                          Shares                   Value
--------------------------------------------------------------------------------
                                                            In thousands

Renaissance Worldwide *                2,306,400               $  18,307
Romac International *                  1,800,000                  15,919
SITEL *                                1,500,000                   4,406
Snyder Communications *                  702,000                  22,990
SPR * +                                1,450,500                   7,751
StaffMark *                            1,250,000                  12,520
Startek *                                100,000                   2,475
Technology Solutions *                   925,000                   9,944
Tier Technologies (Class B) *          1,100,000                   7,666
Trammell Crow *                        1,000,000                  16,437
United Road Services *                   500,000                   2,508
Viant *                                  200,000                   6,962
West TeleServices *                      480,300                   4,503
Zebra Technologies (Class A) *           744,000                  28,528
                                                                 508,850
                                                              -----------
Total Business Services                                        1,794,035
                                                              -----------

ENERGY 2.5%

Exploration and Production 0.8%
Barrett Resources *                      450,000                  17,269
Devon Energy                             300,387                  10,739
Key Energy *                           3,015,000                  10,741
Noble Affiliates                         200,000                   5,637
                                                                  44,386
                                                              -----------
Energy Services 1.7%
BJ Services *                          1,500,000                  44,157
Cooper Cameron *                         500,000                  18,531
National Oilwell *                       350,000                   4,900
Smith International *                    400,000                  17,375
                                                                  84,963
                                                              -----------
Total Energy                                                     129,349
                                                              -----------


INDUSTRIAL 2.0%

Paper and Forest Products 0.1%
Lydall *                                 500,000                   5,750
                                                                   5,750
                                                              -----------

T. ROWE PRICE NEW HORIZONS FUND
---------------------------------------------------------------------------------------

                                                                 Shares           Value
---------------------------------------------------------------------------------------
                                                                           In thousands
     Machinery 1.9%
     Group Maintenance America *                              1,250,000     $    16,172
     JLG Industries                                           1,250,000          25,469
     Teleflex                                                   600,000          26,062
     United Rentals *                                         1,000,000          29,500
                                                                                 97,203
                                                                            ------------
     Total Industrial                                                           102,953
                                                                            ------------

     BASIC MATERIALS 0.1%

     Miscellaneous Materials 0.1%
     Energy Conversion Devices *                                400,000           3,950
     Energy Conversion Devices, Warrants, 7/31/01 *             400,000             575
     Total Basic Materials                                                        4,525
                                                                            ------------
     Miscellaneous Common Stocks 0.4%                                            18,173
                                                                            ------------
     Total Common Stocks and Warrants (Cost $3,443,048)                       4,938,369
                                                                            ------------

     SHORT-TERM INVESTMENTS 2.8%

     Money Market Funds 2.8%
     Reserve Investment Fund, 5.05% # +                     141,335,353         141,335
                                                                            ------------

     Total Short-Term Investments (Cost $141,335)                               141,335

Total Investments in Securities

100.3% of Net Assets (Cost $3,584,383)                                      $ 5,079,704


Other Assets Less Liabilities                                                   (14,910)
                                                                            ------------

NET ASSETS                                                                  $ 5,064,794
                                                                            ------------

    #  Seven-day yield
    +  Affiliated company
    *  Non-income producing
   ++ Securities contain some restrictions as to public resale - total of such securities at period-end amounts to 0.0% of net assets.
  ADR  American Depository Receipt

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------
Unaudited                                                        June 30, 1999

--------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands

Assets
  Investments in securities, at value
   Affiliated companies (cost $640,195)                           $    632,789
   Other companies (cost $2,944,188)                                 4,446,915
                                                                  -------------
   Total investments in securities                                   5,079,704
  Other assets                                                          48,087
                                                                  -------------
  Total assets                                                       5,127,791


  Liabilities

  Total liabilities                                                     62,997
                                                                  -------------

  NET ASSETS                                                      $  5,064,794
                                                                  -------------

  Net Assets Consist of:
  Accumulated net investment income - net of distributions        $    (16,770)
  Accumulated net realized gain/loss - net of distributions            522,796
  Net unrealized gain (loss)                                         1,495,321
  Paid-in-capital applicable to 201,983,303 shares of
  $1.00 par value capital stock outstanding;
  300,000,000 shares authorized                                      3,063,447
                                                                  -------------

  NET ASSETS                                                      $  5,064,794
                                                                  -------------

  NET ASSET VALUE PER SHARE                                       $      25.08
                                                                  -------------



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------
Unaudited


---------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                      6 Months
                                                                         Ended
                                                                       6/30/99

  Investment Income
  Income
   Dividend                                                       $      2,674
   Interest (including $2,538 from affiliated company)                   2,538
                                                                  -------------
   Total income                                                          5,212
                                                                  -------------
  Expenses
   Investment management                                                16,020
   Shareholder servicing                                                 5,508
   Prospectus and shareholder reports                                      257
   Custody and accounting                                                  140
   Registration                                                             38
   Legal and audit                                                          12
   Directors                                                                 8
   Miscellaneous                                                            19
                                                                  -------------
   Total expenses                                                       22,002
   Expenses paid indirectly                                                (20)
                                                                  -------------
   Net expenses                                                         21,982
                                                                  -------------
  Net investment income                                                (16,770)
                                                                  -------------
  Realized and Unrealized Gain (Loss)
  Net realized gain (loss)
   Securities                                                          463,823
   Foreign currency transactions                                             1
                                                                  -------------
   Net realized gain (loss)                                            463,824
  Change in net unrealized gain or loss on securities                 (108,081)
                                                                  -------------
  Net realized and unrealized gain (loss)                              355,743
                                                                  -------------

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                          $    338,973
                                                                  -------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------
Unaudited


------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                       6 Months           Year
                                                          Ended          Ended
                                                        6/30/99       12/31/98
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets
  Operations
   Net investment income                             $  (16,770)   $   (32,687)
   Net realized gain (loss)                             463,824        214,659
   Change in net unrealized gain or loss               (108,081)       127,070
                                                     --------------------------
   Increase (decrease) in net assets from operations    338,973        309,042
                                                     --------------------------

  Distributions to shareholders
   Net realized gain                                          -       (270,553)
                                                     --------------------------

  Capital share transactions *
   Shares sold                                          421,784      1,173,003
   Distributions reinvested                                   -        260,068
   Shares redeemed                                     (924,442)    (1,346,820)
                                                     --------------------------
   Increase (decrease) in net assets from capital
   share transactions                                  (502,658)        86,251
                                                     --------------------------


  Net Assets
  Increase (decrease) during period                    (163,685)       124,740
  Beginning of period                                 5,228,479      5,103,739
                                                     --------------------------

  End of period                                      $5,064,794    $ 5,228,479
                                                     --------------------------

* Share information
   Shares sold                                           18,703         50,954
   Distributions reinvested                                   -         12,419
   Shares redeemed                                      (40,766)       (58,401)
                                                     --------------------------
   Increase (decrease) in shares outstanding            (22,063)         4,972



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1999


-------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

      T. Rowe Price New Horizons Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 3, 1960. The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

      Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

      Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

      Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

      Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

      Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

      Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------


     reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily, uninvested cash balances at the custodian, used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,134,217,000 and $1,587,919,000, respectively, for the six months ended June 30, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $3,584,383,000. Net unrealized gain aggregated $1,495,321,000 at period-end, of which $1,875,292,000 related to appreciated investments and $379,971,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $2,688,000 was payable at June 30, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------


     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $3,920,000 for the six months ended June 30, 1999, of which $750,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund held approximately 12.0% of the outstanding shares of the fund at June 30, 1999. For the six months then ended, the fund was allocated $710,000 of Spectrum expenses, $147,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1999, totaled $2,538,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


INVESTMENT SERVICES AND INFORMATION



     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

      * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

     ** Based on a January 1999 survey for representative-assisted stock trades.
        Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS                             BOND FUNDS
-----------------------------           -------------------------------

Domestic                                Domestic Taxable

Blue Chip Growth                        Corporate Income
Capital Appreciation                    GNMA
Capital Opportunity                     High Yield
Diversified Small-Cap Growth            New Income
Dividend Growth                         Short-Term Bond
Equity Income                           Short-Term U.S. Government
Equity Index 500                        Spectrum Income
Extended Equity Market Index            Summit GNMA
Financial Services                      Summit Limited-Term Bond
Growth & Income                         U.S. Treasury Intermediate
Growth Stock                            U.S. Treasury Long-Term
Health Sciences
Media & Telecommunications              Domestic Tax-Free
Mid-Cap Growth
Mid-Cap Value                           California Tax-Free Bond
New America Growth                      Florida Intermediate Tax-Free**
New Era New Horizons*                   Georgia Tax-Free Bond
Real Estate                             Maryland Short-Term Tax-Free Bond
Science & Technology                    Maryland Tax-Free Bond
Small-Cap Stock                         New Jersey Tax-Free Bond
Small-Cap Value                         New York Tax-Free Bond
Spectrum Growth                         Summit Municipal Income
Total Equity Market Index Value         Summit Municipal Intermediate
                                        Tax-Free High Yield
International/Global                    Tax-Free Income
                                        Tax-Free Intermediate Bond***
Emerging Markets Stock                  Tax-Free Short-Intermediate
European Stock                          Virginia Short-Term
Global Stock                            Tax-Free Bond
International Discovery                 Virginia Tax-Free Bond
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


International/Global

Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS+
-----------------------------

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
-----------------------------

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
-----------------------------

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Closed to new investors. ** Formerly named Florida Insured Intermediate Tax-Free. *** Formerly named Tax-Free Insured Intermediate Bond.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. ROWE PRICE RETIREMENT PLANS AND RESOURCES
--------------------------------------------------------------------------------


RETIREMENT PLANS AND RESOURCES

We recognize that saving for retirement is the number one investment goal for most Americans. We can help you meet your retirement needs, whether you are starting an IRA or designing a retirement program for your employees. T. Rowe Price offers an assortment of retirement plans for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We provide recordkeeping, communications, and investment management services, as well as a variety of educational materials, self-help planning guides, and software tools to help you choose and implement a retirement plan appropriate for you. For information or to request literature, call us at 1-800-638-5660.


IRAs AND QUALIFIED PLANS
--------------------------------------------------------------------------------

Traditional IRA                       Money Purchase Pension
Roth IRA                              "Paired" Plans (Money Purchase
Rollover IRA                            Pension and Profit Sharing Plans)
SEP-IRA                               401(k)
SIMPLE IRA                            403(b)
Profit Sharing                        457 Deferred Compensation

RETIREMENT RESOURCES AT T. ROWE PRICE
--------------------------------------------------------------------------------

Planning and Informational Guides

Minimum Required Distributions Guide
Retirement Planning Kit
Retirees Financial Guide
Tax Considerations for Investors Investment Kits
The IRA Investing Kit
Roth IRA Conversion Kit
Rollover IRA Kit
The T. Rowe Price SIMPLE IRA Plan Kit
The T. Rowe Price SEP-IRA Plan
The Simplified Keogh Plan(R) From T. Rowe Price
The T. Rowe Price 401(k) Century Plan(R) (for small businesses)
Money Purchase Pension/Profit Sharing Plan Kit
Investing for Retirement in Your 403(b) Account
The T. Rowe Price No-Load Variable Annuity Information Kit


Insights Reports

The Challenge of Preparing for Retirement
Financial Planning After Retirement
The Roth IRA: A Review


Software Packages

T.Rowe Price Retirement Planning AnalyzerTM CD-ROM or diskette $19.95. To order, please call 1-800-541-5760. Also available on the Internet for $9.95.

T. Rowe Price Variable Annuity AnalyzerTM CD-ROM or diskette, free. To order, please call 1-800-469-5304.


Many of these resources are also available for viewing or ordering on the Internet at www.troweprice.com.

For yield, price, last transaction, current balance, or to conduct transactions, 24 hours, 7 days a week, call Tele*Access(R): 1-800-638-2587 toll free

For assistance with your existing fund account, call: Shareholder Service Center 1-800-225-5132 toll free 410-625-6500 Baltimore area

To open a brokerage account or obtain information, call:
1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

4410 ArrowsWest Drive
Colorado Springs, CO 80907

Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills, CA 91367



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T. Rowe Price Investment Services, Inc., Distributor.            F42-051 6/30/99